                                                            Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Registration Statement
No. 33-28882 of Nordstrom, Inc. on Form S-8 of Nordstrom, Inc. of our report dated May 26, 1994, appearing in the Annual Report of the Nordstrom Employee Deferral Retirement Plan (a component of the Nordstrom Profit Sharing Retirement Plan) on Form 11-K for the year ended January 31, 1994.



DELOITTE & TOUCHE

Seattle, Washington
July 21, 1994